EXHIBIT 10.2



                                  WAIVER LETTER

              (Credit Agreement [5 Year] dated as of June 13, 2002)

                                                         October 17, 2004

To the Banks party to the
Credit Agreement referenced below
and JPMorgan Chase Bank,
as Administrative Agent.

         Ladies and Gentlemen:

         Reference is made to the Credit Agreement [5 Year] dated as of June 13, 2002 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Marsh & McLennan Companies, Inc. (the "Borrower"), the banks and other financial institutions party thereto (the "Banks"), and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         As you have been advised, the Attorney General of the State of New York has filed a civil complaint against the Borrower and Marsh Inc. (a wholly owned Subsidiary of the Borrower) in the Supreme Court of the State of New York County of New York on October 14, 2004 (the "Complaint").

         The Complaint alleges that the Borrower and Marsh Inc. have failed to comply with law, which noncompliance may, if found to be true, (i) result in judgments against the Borrower and Marsh Inc. that may have a material adverse effect on the Borrower's business, consolidated financial condition or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole and (ii) have a material adverse effect upon the business, financial position, results of operations or prospects of the Borrower and its Subsidiaries, considered as a whole. Accordingly, the matters raised by the Complaint may prohibit the Borrower from borrowing a Loan under the Credit Agreement as a result of (x) an inability by the Borrower to bring-down the representation in Section 4.5 [Litigation] of the Credit Agreement and (y) a potential Default under Section 5.3 [Compliance with Laws; Borrowing Authorization] or 6.1(d) [Misrepresentation Default] of the Credit Agreement.

         As contemplated by Section 9.5 of the Credit Agreement, the Borrower desires the Banks to agree that:

         (A) the Complaint shall not be deemed an action, suit or proceeding subject to Section 4.5 of the Credit Agreement;

         (B) a failure by the Borrower to comply with the laws alleged to have not been complied with, as specified in the Complaint, shall not be deemed a Default or Event of Default relating to Section 5.3 of the Credit Agreement or otherwise a breach of such Section 5.3; and

         (C) no prior representation or warranty made or deemed made by the Borrower shall be deemed a misrepresentation by the Borrower for the purposes of
Section 6.1(d) of the Credit Agreement by virtue of the Borrower's having omitted a reference to the Complaint or the allegations therein;

provided that the agreement herein of the Required Banks is subject to, and the Borrower agrees as consideration for such agreement that:

         (I) the Borrower shall at no time after the date hereof have commercial paper in an aggregate face amount outstanding exceeding $2,755,000,000 (or, from and after the date of the first Borrowing after the date hereof, such lesser amount as is the Required Level (as defined below));

         (II) no Borrowing under the Credit Agreement may be effected (a) for any purpose other than to repay or repurchase the Borrower's commercial paper,
(b) unless (i) in the case of the first Borrowing after the date hereof, the Borrower shall have issued a prior notice of its intention to effect a Borrowing and the then aggregate outstanding face amount of the Borrower's commercial paper (which notice may be withdrawn and reissued from time to time; the final non-withdrawn such notice before the first Borrowing after the date hereof being the "Final Intention Notice"; a Final Intention Notice is not the "Notice of Borrowing") that shall not have been previously withdrawn and(ii) as at the date of such first Borrowing that follows the Final Intention Notice, there shall have been repaid (and not reissued) using the Borrower's own funds (i.e., not any funds drawn under any credit facility) an aggregate face amount of the Borrower's commercial paper outstanding on the date of such Final Intention Notice in an amount equal to (X) $500,000,000 adjusted by (Y) (A) if the face amount of the Borrower's commercial paper exceeds $2,400,000,000 on the date of such Final Intention Notice, adding the amount by which, on the date of such Final Intention Notice, the face amount of the Borrower's outstanding commercial paper exceeds $2,400,000,000 or (B) if the face amount of the Borrower's commercial paper is less than $2,400,000,000 on the date of such Final Intention Notice, subtracting the amount by which, on the date of such Final Intention Notice, the face amount of the Borrower's outstanding commercial paper is less than $2,400,000,000 (the level to which the Borrower's commercial paper as at such Borrowing is to be reduced or, if no reduction shall have been required, $1,900,000,000, being the "Required Level") and (c) unless such Borrowing and borrowings under the Other Facilities (as defined below) shall be effected on a pro rata basis (based on the relative aggregate commitments under each thereof on the date hereof). For the purposes hereof, the "Other Facilities" means each of (x) the Credit Agreement [364 Day] dated as of June 9, 2004 among the Borrower, the banks and other financial institutions party thereto and JPMorgan Chase Bank, as Administrative Agent, (y) the Credit Agreement [5 Year] dated as of June 9, 2004 among the Borrower, the banks and other financial institutions party thereto and JPMorgan Chase Bank, as Administrative Agent, and (z) the Credit Agreement [364 Day] dated as of July 7, 2004 among the Borrower, the banks and other financial institutions party thereto and Bank of America, N.A, as Administrative Agent;

         (III) (a) any repayment of loans borrowed under the Credit Agreement and the Other Facilities shall be effected by the Borrower on a pro rata basis (based on the relative aggregate commitments under each thereof on the date hereof) and (b) any reduction of commitments under the Credit Agreement and the Other Facilities shall be effected by the Borrower on such a pro rata basis;

         (IV) neither the Borrower nor any Subsidiary will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than any distribution pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries. "Restricted Payment" means any distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower. It is understood that nothing in this clause (IV) shall prohibit the making by the Borrower of any dividend payment, including, without limitation, the cash payment scheduled to be made in November 2004; and

         (V) the Borrower will not permit any of its Subsidiaries to incur any Debt after the date hereof other than Debt incurred under existing facilities.

The failure by the Borrower to comply with the foregoing agreements on its part set forth in the preceding clauses (I), (II), (III), (IV) and (V) shall constitute an Event of Default for all purposes of the Credit Agreement.

          If you are so willing to agree, please kindly execute this waiver in the space provided below.

         The waiver and agreements contained in this Waiver Letter shall (i) be effective upon execution and delivery by the Required Banks of this Waiver Letter and execution and delivery by "Required Banks" (or, if required under any of the Other Facilities, all Banks under such Other Facility) under the Other Facilities of a waiver letter in form, scope and substance comparable to this Waiver Letter and (ii) expire and be of no further effect from and after December 30, 2004, unless otherwise agreed by the Borrower and Required Banks. If there shall have been a Borrowing made on or after the date hereof and prior to the expiry of the agreements in this Waiver Letter which has not been repaid by December 30, 2004, then on December 30, 2004 the Borrower shall be deemed to make each of the representations and warranties contained in Section 4 of the Credit Agreement (except the representation and warranty set forth in Section 4.4(b) of the Credit Agreement), and on such date the Administrative Agent shall receive a certificate of the Borrower, dated such date, signed by the chief financial officer, the treasurer or the chief accounting officer of the Borrower to such effect; such representations and certification to be deemed delivered pursuant to the Credit Agreement for all purposes thereof and a failure to supply such certificate shall be an Event of Default for all purposes of the Credit Agreement.

         The Borrower hereby acknowledges that the waiver and agreements of the Banks contained in this Waiver Letter are granted by the Banks only for the limited purpose set forth herein and each term and provision of the Credit Agreement continues in full force and effect. The waiver and agreements of the Banks herein are granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Administrative Agent or the Required Banks to declare an Event of Default under or otherwise enforce the terms of the Credit Agreement. Except as otherwise specifically set forth herein, the Credit Agreement and the other documents related thereto are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their terms.

         This Waiver Letter shall be governed by, and construed in accordance with, the law of the State of New York.

         This Waiver Letter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. An executed faxed copy of this Waiver Letter shall be deemed duly delivered by the signatory thereof for all purposes.

         The Borrower agrees to pay to the Administrative Agent, for account of each Bank executing and delivering this Waiver Letter on or prior to close of business, New York time, on Tuesday October 19, 2004, a fee (payable in immediately available funds) of ten (10.0) basis points on such Bank's Commitment.

         Thank you for your attention.

                                               MARSH & MCLENNAN COMPANIES, INC.


                                               By: /s/ Sandra S. Wijnberg
                                                   -----------------------------
                                               Name: Sandra S. Wijnberg
                                               Title: Sr. Vice President & Chief
                                                   Financial Officer

                                               By: /s/ Matthew B. Bartley
                                                   -----------------------------
                                               Name: Matthew B. Bartley
                                               Title: Vice President & Treasurer


                                               ACCEPTED AND AGREED:


                                               JPMORGAN CHASE BANK,
                                               individually and as
                                               Administrative Agent


                                               By: /s/ Heather Lindstrom
                                                   -----------------------------
                                               Name: Heather Lindstrom
                                               Title: Vice President

                                               CITIBANK, N.A.


                                               By: /s/ Matthew Nicholls
                                                   -----------------------------
                                               Title: Director


                                               ABN AMRO BANK N.V.


                                               By: /s/ Neil R. Stein
                                                   -----------------------------
                                               Title: Director

                                               By: /s/ Bharat Bhojwani
                                                   -----------------------------
                                               Title: Vice President


                                               BANK ONE, N.A.


                                               By:
                                                   -----------------------------
                                               Title:


                                               BANK OF AMERICA, N.A.


                                               By: /s/ Shelly K. Harper
                                                   -----------------------------
                                               Title: Principal


                                               CREDIT LYONNAIS NEW YORK BRANCH


                                               By:
                                                   -----------------------------
                                               Title:


                                               DEUTSCHE BANK AG, NEW YORK BRANCH


                                               By: /s/ John S. McGill
                                                   -----------------------------
                                               Title: Director

                                               By: /s/ Ruth Leung
                                                   -----------------------------
                                               Title: Director

                                               FLEET NATIONAL BANK


                                               By:
                                                   -----------------------------
                                               Title:


                                               THE BANK OF NOVA SCOTIA


                                               By: /s/ Todd S. Meller
                                                   -----------------------------
                                               Title: Managing Director


                                               THE BANK OF NEW YORK


                                               By: /s/ David Tuck
                                                   -----------------------------
                                               Title: Vice President


                                               LLOYDS TSB BANK PLC


                                               By:
                                                   -----------------------------
                                               Title:

                                               By:
                                                   -----------------------------
                                               Title:


                                               ROYAL BANK OF CANADA


                                               By: /s/ Gabriella King
                                                   -----------------------------
                                               Title: Authorized Signatory


                                               SOCIETE GENERALE


                                               By: /s/ Helen Hsu
                                                   -----------------------------
                                               Title: Vice President

                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION


                                               By: /s/ Jason Paulnock
                                                   -----------------------------
                                               Title: Vice President

                                               By: /s/ James J. Doherty
                                                   -----------------------------
                                               Title: Vice President


                                               THE NORTHERN TRUST COMPANY


                                               By: /s/ Melissa A. Whitson
                                                   -----------------------------
                                               Title: Vice President


                                               MELLON BANK, N.A.


                                               By: /s/ Jeffrey R. Dickson
                                                   -----------------------------
                                               Title: First Vice President


                                               BARCLAYS BANK PLC


                                               By:
                                                   -----------------------------
                                               Title:


                                               NATIONAL AUSTRALIA BANK
                                               LIMITED


                                               By: /s/ Michael G. McHugh
                                                   -----------------------------
                                               Title: Senior Vice President


                                               U.S. BANK, NATIONAL ASSOCIATION


                                               By:
                                                   -----------------------------
                                               Title: